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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2002

                              ROYAL BODYCARE, INC.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          NEVADA                    33-20323                   91-20151
----------------------------       -----------            ------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation              File Number)           Identification No.)


               2301 CROWN COURT, IRVING, TEXAS                   75083
           ----------------------------------------            ----------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code           972-893-4000
                                                             ------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

As described in our Form 10-Q for the quarter ended June 30, 2002, we filed suit on May 29, 2002 against a former supplier and member of our Board of Directors, and certain others ("Defendants") requesting injunctive and monetary relief and alleging, amongst other causes of action, breach of contract, conspiracy, fraud, breach of fiduciary duty, disparagement, tortuous interference and unlawful restraint of trade. In our petition, we are seeking actual damages of $10,000,000, exemplary damages of $30,000,000 and statutory damages of $30,000,000. On July 26, 2002, the Court granted an Agreed Injunction that enjoined the Defendants and other parties acting in concert with them from, among other things, refusing to sell certain raw materials to us and disparaging Royal BodyCare, Inc. and its officers, directors, employees or its products.

In connection with this suit, on August 16, 2002, the Defendants filed a counter claim against us alleging, amongst other causes of action, unfair competition, breach of contract and conspiracy. In this counter claim, the Defendants are seeking actual damages of $15,000,000 and punitive damages of $45,000,000. We believe that the Defendants claims are false and without merit and we intend to vigorously defend ourselves against such claims. However, discovery has not yet been conducted, final trial on the merits is not set until September 15, 2003, and there are inherent uncertainties in any litigation. The Defendant's counter claim in its entirety is attached to this Form 8-K as Exhibit 1 and is incorporated herein by reference.

The statements, other than statements of historical facts included in this report are forward-looking statements. These forward-looking statements are intended to be subject to the safe harbor protections provided by the Safe Harbor Acts (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Actual results may differ materially from those projected in these forward-looking statements. Factors that could affect these forward looking statements include the status of our product lines, the inherent uncertainties of litigation, the continued availability and supply of silica hydride, and the actual calculation of damages in litigation. Royal BodyCare, Inc. assumes no obligation to update any forward-looking information contained in this report, or the exhibits hereto. These statements also involve risks and uncertainties described from time to time in our filings with the SEC such as our recent Forms 10-Q and 10-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROYAL BODYCARE, INC.
                                      ---------------------------
                                             (Registrant)
Date:     August 30, 2002
      ----------------------               /s/ STEVE BROWN
                                      ---------------------------
                                             (Signature)*


                            Name and Title: Steve Brown, Chief Financial Officer









                                      -3-

                                  EXHIBIT INDEX



EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

    *1                 Defendants Original Counter Claim





*Filed herewith